UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☒	Soliciting Material Pursuant to §240.14a-12

Moore Wallace Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is a series of slides that will be used at a presentation to be made on November 10, 2003, to members of the investment community by representatives of Moore Wallace Incorporated and R.R. Donnelley & Sons Company:

SLIDE ONE

RR Donnelley and Moore Wallace

The Printing Company of the Future

November 10, 2003

[LOGO] RR Donnelley	[LOGO] Moore Wallace

SLIDE TWO

Forward-Looking Statements

Spoken and written statements made in this presentation including, but not limited to, statements regarding the opportunities and challenges related to the integration of the two companies; expectations of future results as a combined entity; the ability to identify and achieve cost savings; and future demand for the Company’s products and services and other statements regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995).

Such forward-looking statements are based on current expectations and include assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied thereby. You are encouraged to read the companies’ periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including the most recently filed Form 10-Ks and 10-Qs for both RR Donnelley & Sons and Moore Wallace. These filings discuss in full factors that could cause actual results to differ from those made in any forward-looking statements and can be found on the companies’ web sites (www.rrdonnelley .com and www.moorewallace.com); EDGAR filings can be found on the SEC’s web site at www.sec.gov and SEDAR filings at www.sedar.com.

Forward-looking statements included herein speak only as of the date of this presentation, and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events or circumstances.

SLIDE THREE

Powerful Combination

The RR Donnelley and Moore Wallace

transaction combines two industry leaders

with highly complementary products and services

to form the

world’s premier full-service global printer.

SLIDE FOUR

Transaction Highlights

Transaction	—All-stock transaction with total value of approx. $6 billion*
Structure	—Fixed exchange ratio of 0.63, or $17.66* for each MWI share

*Based on the closing price of RR Donnelley on 11/07/03

Ownership	—Approximately 53% RR Donnelley shareholders / 47% Moore Wallace shareholders

Accretion	—Expected to be accretive to earnings in the first full year of operations excluding the impact of transaction-related charges

Name/Listing	—Combined company will be called RR Donnelley and will trade under ticker “DNY”

Dividend	—Fully intend to maintain current annual dividend of $1.04 per share

Credit Rating	—Expect to maintain an investment grade credit rating

BOD	—8 directors from RR Donnelley; 7 directors from Moore Wallace

Headquarters	—Chicago

Closing Date	—Expected close in first quarter 2004

SLIDE FIVE

Enhanced Financial Profile

—Combined market cap of approx. $6 billion

—Combined 2003 pro forma revenue of approx. $8 billion

—Combined 2003 pro forma EBITDA of approx. $1 billion

—Combined total debt of approx. $1.9 billion

—Combined debt/EBITDA ratio of 1.9x

Non-GAAP results are not considered to be in accordance with, or a substitute for, GAAP results and are not intended to be an indication of future operating performance and may not be comparable to pro forma results of other entities. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

SLIDE SIX

Strategic Rationale

—Pre-eminent global commercial printing and communications services company

—Leading position in North America

—Strong platforms in Europe, Asia & Latin America

—A balanced, diversified printing platform, by product, industry vertical and geography

—Industry-leading positions across business segments

—Significant cost savings and revenue synergy opportunities

—Cost savings of at least $100 million on annualized basis in the first 12 to 24 months after the closing

—Enhanced revenue opportunities by cross-selling complementary product offering to expanded blue chip customer base

—Solid credit profile, strong balance sheet and substantial cash flow

—Combined company will leverage depth of operating, industry and financial experience and expertise

SLIDE SEVEN

Complementary Strengths

RR Donnelley

—Brand & reputation

—Asset productivity/continuous improvement

—Long-run printing platform

—Highly contractual revenue base

—Strong financial position

Moore Wallace

—Blue-chip Fortune 500 clients

—Proven cross-selling success

—Rigorous focus on costs

—Significant cash flow

—Extensive experience in acquisitions/integration

SLIDE EIGHT

The Printing Company of the Future

$8 billion combined annual revenue

[Pie Chart]

Magazine/Catalogs/Retail	21%
Books	9%
Telecoms	7%
Forms	8%
Supplies	4%
Labels	5%
Warehouse Management Technology	3%
International	6%
Logistics	12%
Outsourcing/Print Fulfillment	6%
Commercial	8%
Financial Services	5%
Direct Mail	6%

SLIDE NINE

Blue Chip Global Customer Relationships

[Customer Logos]

SLIDE TEN

Leading Positions in Key Worldwide Markets

[U.S. Map Indicating Moore Wallace and RR Donnelley Business Locations]

SLIDE ELEVEN

Leading Positions in Key Worldwide Markets

[International Map]

LATIN AMERICA

ARGENTINA

Buenos Aires

BRAZIL

Sao Paulo

Indaiatuba

Rio de Janeiro

CHILE

Santiago

MEXICO

Mexico City

Revnosa

San Juan del Rio

EUROPE

AUSTRIA

Aldrans

UNITED KINGDOM

London

Goldsborough

Flaxby Moor

GERMANY

Bremen

Dortmund

Laupheim

Frankfurt am Main

IRELAND

Dublin

LUXEMBOURG

NETHERLANDS

Amsterdam

POLAND

Krakow

Warsaw

RUSSIA

Moscow

ASIA PACIFIC

CHINA

Beijing

Shanghai

Shenzhen

SLIDE TWELVE

Compelling Cost and Revenue Synergies

—Expect to generate cost savings of at least $100M on annualized basis in the first 12 to 24 months from:

—Elimination of duplicative administrative and infrastructure costs

—Procurement savings

—Asset rationalization and optimization

—Significant revenue synergies through cross selling of product portfolios to expanded customer base

—Rigorous capital management discipline

SLIDE THIRTEEN

“All Star” Industry-Leading Management Team

—Strong focus on generating growth and shareholder value while delivering highest levels of customer service

—Combined management team brings together industry’s top talent

—Disciplined cost managers

—Significant industry experience & proven operating expertise

—Key business heads supported by deep bench, talented workforce

—Highly-experienced acquirers and integrators

SLIDE FOURTEEN

Closing and Integration Plan

—Expected close in first quarter 2004

—Subject to approval by:

—RR Donnelley and Moore Wallace shareholders

—Canadian court-approved Plan of Arrangement (similar to merger) under Canadian corporate law

—U.S. and Canadian regulatory approvals

—Integration effort to include top-level professionals from both companies

—Integration planning process well under way

SLIDE FIFTEEN

A Combination to Create Shareholder Value

Increased Shareholder Value

Improved returns, lower costs, higher profitability

Expanded global scale

Increased financial strength

Enhanced revenue opportunities

Experienced management team

SLIDE SIXTEEN

Important Notice

This communication is not a solicitation of a proxy from any security holder of Moore Wallace or RR Donnelley. Moore Wallace and RR Donnelley intend to file a Joint Management Information Circular and Proxy Statement regarding the proposed transaction with the U.S. Securities and Exchange Commission (SEC) and the securities commissions or equivalent regulatory authorities in Canada. WE URGE INVESTORS IN RR DONNELLEY AND MOORE WALLACE TO CAREFULLY READ THE JOINT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT RR DONNELLEY, MOORE WALLACE AND THE PROPOSED TRANSACTION. Investors will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov <http://www.sec.gov>, and at the website of the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrator at www.sedar.com. Documents filed with the SEC by RR Donnelley will be available free of charge from Investor Relations, RR Donnelley, 77 West Wacker Drive, Chicago, IL 60601, Tel. (312) 326-8926. In addition, documents filed with the SEC by Moore Wallace will be available free of charge from Moore Wallace, One Canterbury Green, Stamford, CT 06901, Attention: Investor Relations, Tel. (203) 406-3749.

RR Donnelley, Moore Wallace and their executive officers and directors may be deemed to be participants in the solicitation of proxies from RR Donnelley and Moore Wallace security holders in favor of the proposed transaction. Information regarding the security ownership and other interests of RR Donnelley’s and Moore Wallace’s executive officers and directors will be included in the Joint Management Information Circular and Proxy Statement.